UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2018

Escalon Medical Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

435 Devon Park Drive, Suite 100, Wayne,	19087
Pennsylvania

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2018, the Company entered into a business loan agreement (the "Agreement") and promissory note providing the Company up to an aggregate of $250,000 ("Loans") in cash with TD Bank, N.A. ("TD Bank") Mr. Richard J. DePiano, Chairman of the Company, executed a guarantee of the Loans in favor of TD Bank.

Interest will accrue on the daily balance at the per annum rate of .74% above the Prime Rate (currently 5.00%), but not less than 5.0%. The current annual interest rate is 5.74% as of June 29, 2018. After the occurrence of an event of default, the Company’s obligations will bear interest at the per annum rate of 18.00% above the prime rate. All interest payable under the financing documents will be computed on the basis of a 360-day year for the actual number of days elapsed on the daily balance.

On June 29, 2018 the Company enter into an Assignment of Deposit Account Agreement with TD Bank, pursuant to which the Company assigned and granted to TD bank a security interest in the deposit account as collateral for the Loans.

The Company is obligated to pay to TD Bank an origination fee of $2,500.00.

The foregoing descriptions of the Agreement, the Promissory Note and Assignment of Deposit Account Agreement do not purport to be complete and are qualified in their entirety by reference to the respective documents, copies of which are attached to this Form 8-K current report.

Item 1.02 Termination of a Material Definitive Agreement.

On June 29, 2018, the Company terminated the credit agreement providing the Company up to an aggregate of $250,000 in cash, secured by the Company’s inventory. The Company, and its wholly owned subsidiary Sonomed, Inc., entered into an Inventory Advance Agreement as of December 29, 2016 (the "Agreement"), with CDS Business Services, Inc., doing business as Newtek Business Credit ("Newtek").

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Form 8-K current report is hereby incorporated by reference into this Item 2.03 with respect to the terms of the Agreement, the Promissory Note and Assignment of Deposit Account Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit Description

1.	Business Loan Agreement dated June 29, 2018 between the Company and TD Bank, N.A.

2.	Promissory Note dated June 29, 2018 between the Company and TD Bank, N.A.

3.	Assignment of Deposit Account Agreement dated June 29, 2018 between the Company and TD Bank, N.A.

Exhibit Index

Exhibit No.	Description
10.1	Business Loan Agreement dated June 29, 2018 between the Company and TD Bank, N.A.
10.2	Promissory Note dated June 29, 2018 between the Company and TD Bank, N.A.
10.3	Assignment of Deposit Account dated June 29, 2018 between the Company and TD Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.
July 6, 2018	By: Richard DePiano Jr
Name: Richard DePiano Jr
Title: CEO